Supplement to the prospectus for:

New York Spinnaker Plus
and
New York Spinnaker

Supplement dated February 20, 2015
to the prospectuses dated June 16, 1997 as supplemented

This supplement amends certain information contained in the prospectuses (“Prospectuses”) for the New York Spinnaker and New York Spinnaker Plus contracts. Please read this supplement in conjunction with your Prospectus and keep it for future reference. Except as noted, capitalized terms in this supplement have the same meaning as those contained in the Prospectuses.

Effective on or about March 6, 2015, Voya Investors Trust will reorganize the Voya Global Resources Portfolio with and into the Voya Global Value Advantage Portfolio. Accordingly, all references to Voya Global Resources Portfolio in the prospectus are replaced with Voya Global Value Advantage Portfolio. The investment objective and investment advisor for the Voya Global Value Advantages Portfolio are as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE	INVESTMENT ADVISOR
Voya Investors Trust
Voya Global Value Advantage Portfolio	The Portfolio seeks long-term capital growth and current income.	Voya Investments, LLC